Exhibit 99.1

                                                   CERTIFICATION

                                             CERTIFICATION PURSUANT TO
                                              18 U.S.C. SECTION 1350,
                                              AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection  with the Quarterly  Report of CVB Financial  Corp.  (the "Company") on Form 10-Q for the period ended  September 30, 2002, as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),
I, D. Linn Wiley,  Chief  Executive  Officer of the  Company,  certify,  pursuant to 18 U.S.C.ss. 1350,  as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)      The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities  Exchange Act of 1934; and

(2)      The  information  contained  in the Report  fairly  presents,  in all  material  respects,  the  financial condition and result of operations of the Company.

Date:    November 13, 2002                                             /s/ D. Linn Wiley
                                                                      -------------
                                                                       D. Linn Wiley
                                                                       Chief Executive Officer